                                                                   EXHIBIT 10.19
                                AMENDMENT NO. 2
                                      TO
                              PURCHASE AGREEMENT
                           MADE AS OF APRIL 23, 1997
                                     AMONG
                      ANSWERTHINK CONSULTING GROUP, INC.,
                  GOLDER, THOMA CRESSEY, RAUNER FUND V, L.P.,
                         MG CAPITAL PARTNERS II, L.P.
                            GATOR ASSOCIATES, LTD.
                                      AND
                              TARA VENTURES, LTD.

     WHEREAS, AnswerThink Consulting Group, Inc., a Florida corporation (the "Company") and each of the shareholders of the Company listed on Schedule 1
                                                                 ----------
hereto (the "Shareholders") are parties to the certain Purchase Agreement dated as of April 23, 1997 among the Company, Golder, Thoma Cressey, Rauner Fund V, L.P., a Delaware limited partnership, MG Capital Partners II, L.P., a Delaware limited partnership, Gator Associates, Ltd., a Florida limited partnership, and Tara Ventures, Ltd., a British Virgin Islands corporation (the "Agreement"), as amended by that certain Amendment No. 1 to the Agreement, dated as of April 13, 1998 (the "Amendment");

     WHEREAS, the Shareholders who are executing this Amendment No. 1 (the "Required Shareholders") hold, collectively, at least 70% of the "Investor Stock," as such term is defined in the Agreement; and

     WHEREAS, the Company and the Required Shareholders wish to amend the Agreement and replace the Amendment as set forth herein;

     NOW, THEREFORE, the Company and the Required Shareholders hereby agree as follows:

1.   Replacement of the Amendment.  This Amendment No. 2 to the Agreement
     ----------------------------
     supersedes and replaces the Amendment in all respects.

2.   Section 3E (Preemptive Rights).  Section 3E of the Agreement shall be
     ------------------------------
     deleted in its entirety.

3.   Section 4(iv) (Rights of First Refusal).  Section 4(iv) of the Agreement
     ---------------------------------------
     shall be deleted in its entirety.

4.   Section 6 (Definitions).  Section 6 of the Agreement shall be amended by
     -----------------------
     adding thereto the following new definition:

        "Common Stock" means the common stock of the Company, par value $.001
         ------------
     per share, and any other shares of capital stock of a corporation issued in exchange for such common stock in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization.

5.  Remaining Provisions.  In all other respects, the Agreement remains
    --------------------
unchanged.

6.  Effective Date.  This Amendment No. 2 to the Agreement shall be effective as
    --------------
of the date upon which the Company signs an underwriting agreement relating to its initial public offering.

                                 *  *  *  *  *

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of this 5th day of May, 1998.

                                ANSWERTHINK CONSULTING GROUP, INC.


                                By:    /s/ Ted A. Fernandez
                                       --------------------
                                Ted A. Fernandez
                                President, Chief Executive Officer and Chairman

                            REQUIRED SHAREHOLDERS:

                                        Golder, Thoma Cressey, Rauner
                                          Fund V, L.P.
/s/ Priscilla Cooney
---------------------------------       By:  /s/ Bruce Rauner
Priscilla Cooney                             ---------------------------------


/s/ Edmund R. Miller                    GTCR Associates V
---------------------------------
Edmund R. Miller                        By:  /s/ Bruce Rauner
                                             ---------------------------------

[Signature appears here]
---------------------------------       Southeast Investments International, Ltd.
George E. Miller
                                        By:  /s/ Edmund R. Miller
                                             ---------------------------------
[Signature appears here]
---------------------------------
Fernando and Cecelia Montero            Southeast Investments, L.P.

                                        By:  /s/ Edmund R. Miller
[Erich Ozada                                 ---------------------------------
---------------------------------
Name: Erich Ozada for
      Lighthouse Partners USA, L.P.     Rock Creek Partners, L.P.
      by its General Partner, Archery
      Capital                           By:  [Signature appears here]
                                             ---------------------------------
[Signature appears here]                     By:  James H. Dahl
---------------------------------                Managing General Partner
Name:   Erich Ozada

---------------------------------       ---------------------------------------
Name:                                   Name:


                                   SCHEDULE
                                  ----------

                                 SHAREHOLDERS
                                 ------------


AB Hannells Industrier                  GTCR Associates V
Dr. James D. Askew and                  Christina Donnell Guthrie
  Mrs. Pamela Askew                     Donnell S. Guthrie
James D. Askew, cust. for               Elizabeth Staton Guthrie
  Amanda F. Askew, UALUGTMA             George Gordon Guthrie, Jr.
Marisa E. Askew                         Bonni Gelman Harris
Atlantic Balanced Fund                  Bonni Harris, cust. for
Ana Azcuy                                 Jason Ross Harris, UGTMA/FL
Bank Morgan Stanley AG                  Bonni Harris, cust. for
BFC Holdings, Inc.                        Nikki Lee Harris, UGTMA/FL
Leonardo F. Brito                       Holterman Corporation
Juan Carlos Campuzano and               Carmen Howell
  Mayra R. Campuzano                    Lighthouse Partners USA, L.P.
Priscilla Cooney                        Family Trust of Nathan A. Low, dated
Mark Dreier                               4/12/96, N. Low, Trustee
Steven L. Eber                          MG Capital Partners II, L.P.
Pippa J. Ellis                          Edmund R. Miller
Alex Fernandez                          George E. Miller
Aurelio E. Fernandez and                Fernando Montero and
  Berta T. Fernandez                      Cecelia Montero
Bernard Frank                           Alain Oihayon
Muriel I. Frank                         Erinch R. Ozada
Duff Adam Gelman                        Alan Penn and Roberta Penn
Duff Gelman, cust. for                  A. Markman Peters and
  Devra Leya Gelman, UGTMA/FL             Jenny R. Peters
Duff Gelman, cust. for                  Brian Pfeifler
  Ellen Behia Gelman, UGTMA/FL          Pharos Fund Limited
Duff Gelman, cust. for                  Delaware Charter Guarantee & Trust
  Jude Gelman, UGTMA/FL                   Co., TTEE, FBO S. Daniel Ponce
Karen Gelman                            Robert I. Rafford, Jr.
Mila Ann Gelman                         Rock Creek Partners, L.P.
Mila Gelman-Johnson, cust. for          Luis San Miguel and
  Spencer Gelman-Johnson,                 Mercedes San Miguel
  UGTMA/CA                              Joseph Salvani
Theodore Gelman Rev. Trust,             Southeast Investments
  T. Gelman and                           International, Ltd.
  E. Gelman, TTEES, UDA 8/5/93          Southeast Investments, L.P.
Golder, Thoma Cressey, Rauner           Southampton Ltd.
  Fund V, L.P.